UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 18, 2009

Date of Report (Date of earliest event reported)
Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2100 Roosevelt Avenue
Springfield, Massachusetts
01104

(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On June 18, 2009, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) to acquire Universal Safety Response, Inc. (“USR”), a full-service security systems solutions provider. Pursuant to the Merger Agreement, SWAC-USR I, Inc., our wholly owned subsidiary, will merge with and into USR (the “Merger”). A press release announcing the transaction was previously filed as Exhibit 99.1 to our Report on Form 8-K dated June 18, 2009, which was filed with the Securities and Exchange Commission on June 18, 2009.
     The aggregate merger consideration to be paid by us in connection with the Merger is (a) 5,600,000 unregistered shares of our common stock (the “Stock Portion”); (b) cash equal to the amount by which $52,500,000 exceeds the value of the Stock Portion based on the average trading price of our common stock during the 10-day trading period ending two trading days before the consummation of the Merger, subject to a minimum price of $4.70 per share and a maximum price of $7.80 per share; and (c) an earn-out payment of up to 4,080,000 additional unregistered shares of our common stock if the calendar year 2009 and 2010 EBITDA (as defined in the Merger Agreement) of USR meets or exceeds certain defined targets. The Merger Agreement provides registration rights pursuant to which the shares of our common stock to be issued in consideration for the Merger will be registered for resale by the USR stockholders on a registration statement under the Securities Act of 1933, as amended, to be filed by us within 10 days following the effective date of the Merger. A portion of the purchase price will be held in escrow for 18 months as security for representations and warranties as specified in the Merger Agreement. The Merger, which is expected to close in late July 2009, is subject to certain regulatory approvals and customary closing conditions, including the termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
     The Merger Agreement also contains other provisions, covenants, representations, and warranties made by USR, its stockholders, and our company that are typical in transactions of this size, type, and complexity. The representations and warranties are qualified by information in confidential disclosure schedules that were exchanged in connection with the signing of the Merger Agreement. While we do not believe that they contain information that securities laws require us to publicly disclose other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, because they are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement, which subsequent information may or may not be fully reflected in our public disclosures.
     A copy of the Merger Agreement is attached hereto as Exhibit 2.8 and is incorporated by reference into this Item 1.01. The foregoing description of the Merger Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Merger Agreement.
     In connection with the Merger Agreement, we entered into a Voting Agreement with each of the principal stockholders of USR pursuant to which each principal stockholder agreed to, among other things, vote or provide written consent in favor of the Merger. The Voting Agreement is attached hereto as Exhibit 10.71 and is incorporated by reference into this Item 1.01. The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement.
Item 2.02. Results of Operations and Financial Condition.
     We are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on June 18, 2009 discussing our agreement to acquire Universal Safety Response, Inc. and certain of our financial results for our fourth fiscal quarter. The textual information from the presentation given on the conference call and webcast is included as Exhibit 99.1 to this Report on Form 8-K and the transcript of the conference call and webcast is included as Exhibit 99.2 to this Report on Form 8-K.
     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
     We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
     The text included with this Report on Form 8-K, the replay of the conference call and webcast, and the non-auditory video clip shown during the conference call and webcast on June 18, 2009 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.
Item 7.01. Regulation FD Disclosure.
     As described in Item 2.02, we are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on June 18, 2009 discussing our agreement to acquire Universal Safety Response, Inc. and certain of our financial results for our fourth fiscal quarter. The disclosure provided in Item 2.02 of this Form 8-K is hereby incorporated by reference into this Item 7.01.
     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Exhibits

2.8	Agreement and Plan of Merger, dated as of June 18, 2009, among Smith & Wesson Holding Corporation, SWAC-USR I, Inc., SWAC-USR II, Inc., Universal Safety Response, Inc., and William C. Cohen, Jr., as Stockholders’ Representative

10.71	Voting Agreement, dated as of June 18, 2009, by and among Smith & Wesson Holding Corporation, SWAC-USR I, Inc., and the Principal Stockholders named therein

99.1	Smith & Wesson presentation, dated June 18, 2009, entitled “Acquisition of USR”

99.2	Transcript of conference call and webcast conducted on June 18, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: June 18, 2009	By:	/s/ William F. Spengler
William F. Spengler
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

2.8	Agreement and Plan of Merger, dated as of June 18, 2009, among Smith & Wesson Holding Corporation, SWAC-USR I, Inc., SWAC-USR II, Inc., Universal Safety Response, Inc., and William C. Cohen, Jr., as Stockholders’ Representative

10.71	Voting Agreement, dated as of June 18, 2009, by and among Smith & Wesson Holding Corporation, SWAC-USR I, Inc., and the Principal Stockholders named therein

99.1	Smith & Wesson presentation, dated June 18, 2009, entitled “Acquisition of USR”

99.2	Transcript of conference call and webcast conducted on June 18, 2009